UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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ALTISOURCE PORTFOLIO SOLUTIONS S.A.
(Name of Registrant as Specified In Its Charter)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 19, 2020. ALTISOURCE PORTFOLIO SOLUTIONS S.A. You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. proxy materials and voting instructions. E99115-P32994 See the reverse side of this notice to obtain Meeting Information Meeting Type:Annual Meeting For holders as of:March 20, 2020 Date: May 19, 2020Time: 9:00 AM CET Location: ALTISOURCE PORTFOLIO SOLUTIONS S.A. 40, avenue Monterey L-2163 Luxembourg City Grand Duchy of Luxembourg

Before You Vote How to Access the Proxy Materials Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the by the arrow XXXX XXXX XXXX XXXX (located on the following page) in the subject line. How To Vote Please Choose One of the Following Voting Methods marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. E99116-P32994 Vote In Person: If you choose to vote these shares in person at the meeting, you must request a "legal proxy." To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form. Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT10K How to View Online: following page) and visit: www.proxyvote .com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET:www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*:sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 5, 2020 to facilitate timely delivery.

Voting Items

1. Election of Directors

The Board of Directors recommends that you vote FOR the following nominees:

1a. Scott E. Burg

1b. Joseph L. Morettini

1c. Roland Müller-Ineichen

1d. William B. Shepro

The Board of Directors recommends that you vote FOR the following proposals:

2. Proposal to approve the appointment of Mayer Hoffman McCann P.C. to be our independent registered certified public accounting firm for the year ending December 31, 2020 and the appointment of Atwell S.à r.l. to be our certified auditor (*Réviseur d'Entreprises*) for the same period

3. Proposal to approve Altisource Portfolio Solutions S.A.'s unconsolidated annual accounts prepared in accordance with accounting principles generally accepted in Luxembourg (the "Luxembourg Annual Accounts") for the year ended December 31, 2019 and Altisource Portfolio Solutions S.A.'s consolidated financial statements prepared in accordance with International Financial Reporting Standards (the "Consolidated Accounts" and, together with the Luxembourg Annual Accounts, the "Luxembourg Statutory Accounts") as of and for the year ended December 31, 2019

4. Proposal to receive and approve the Directors' reports for the Luxembourg Statutory Accounts for the year ended December 31, 2019 and to receive the report of the supervisory auditor (*Commissaire aux Comptes*) for the Luxembourg Annual Accounts for the same period

5. Proposal to allocate the results in the Luxembourg Annual Accounts for the year ended December 31, 2019

6. Proposal to discharge each of the Directors of Altisource Portfolio Solutions S.A. for the performance of their mandates for the year ended December 31, 2019 and the supervisory auditor (*Commissaire aux Comptes*) for the performance of her mandate for the same period

7. Proposal to approve, on an advisory (non-binding) basis, the compensation of Altisource's named executive officers as disclosed in the proxy statement ("Say-on-Pay")

NOTE: Proxies will vote in their discretion upon such other matters that may properly come before the Annual Meeting and any adjournment or postponement thereof.

E99117-P32994

E99118-P32994 Voting Instructions